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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2000


                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


       MARYLAND                       000-21193                  95-4582157
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "www.sunterra.com"
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                    (Address of Principal Executive Offices)

                                  407-532-1000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      See press release dated January 20, 2000 entitled "Sunterra Corp. 1999 Fourth Quarter Fully Diluted EPS, Excluding Special Charge, To Be $.01 - $.08; Takes Non-Cash Charge of $38-45 Million; Names Richard Harrington CEO" attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

           EXHIBIT NO.           DESCRIPTION                           PAGE NO.
           -----------           -----------                           --------
               99           Press release dated January 20, 2000          3
                            entitled "Sunterra Corp. 1999 Fourth
                            Quarter Fully Diluted EPS, Excluding
                            Special Charge, To Be $.01 - $.08; Takes
                            Non-Cash Charge of $38-45 Million;
                            Names Richard Harrington CEO"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUNTERRA CORPORATION
                                             (Registrant)


Date: January 20, 2000                       By /s/ RICHARD GOODMAN
                                                -------------------
                                                Richard Goodman
                                                Executive Vice President-Finance
                                                and Administration and Chief
                                                Financial Officer